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                                                                  EXHIBIT 23C


                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1996, except Notes 6 and 12, as to which the date is March 25, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No. 33-2790) and related Prospectus of Sunquest Information Systems, Inc. for the registration of 3,450,000 shares of its common stock.




                                                 ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
May 9, 1996